JONES DAY	HUNTON & WILLIAMS LLP
North Point	Riverfront Plaza, East Tower
901 Lakeside Avenue	951 East Byrd Street
Cleveland, Ohio 44114	Richmond, Virginia 23219
Telephone: (216) 586-3939	Telephone: (804) 788-8200
Facsimile: (216) 579-0212	Facsimile: (804) 788-8218
David G. Heiman (admitted pro hac vice)	Tyler P. Brown (VSB No. 28072)
Carl E. Black (admitted pro hac vice)	J.R. Smith (VSB No. 41913)
Thomas A. Wilson (admitted pro hac vice)	Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)
Attorneys for Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re:	Chapter 11

Alpha Natural Resources, Inc., et al.,	Case No. 15-33896 (KRH)

Debtors.	(Jointly Administered)

DEBTORS' MONTHLY OPERATING REPORT FOR THE
PERIOD FROM MAY 1, 2016 THROUGH MAY 31, 2016 (1)

In accordance with Section 1746 of Title 28 of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete.

Authorized Person:

/s/ Andy Eidson	Dated:	June 20, 2016
Andy Eidson
Executive Vice President &
Chief Financial Officer

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 2

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
1	15-33963 (KRH)	AMFIRE Mining Company, LLC	$—	$1
2	15-34032 (KRH)	Maxxum Carbon Resources, LLC	—	—
3	15-33939 (KRH)	Alpha Land and Reserves, LLC	—	566
4	15-33962 (KRH)	Esperanza Coal Co., LLC	—	—
5	15-33932 (KRH)	Dickenson-Russell Coal Company, LLC	—	922
6	15-33935 (KRH)	Dickenson-Russell Land and Reserves, LLC	—	29
7	15-34039 (KRH)	Paramont Coal Company Virginia, LLC	—	8,259
8	15-33960 (KRH)	Enterprise Mining Company, LLC	—	1,281
9	15-33970 (KRH)	Axiom Excavating and Grading Services, LLC	—	—
10	15-33904 (KRH)	Knox Creek Coal Corporation	—	165
11	15-33905 (KRH)	Mill Branch Coal Corporation	—	2
12	15-33908 (KRH)	Pigeon Creek Processing Corporation	—	—
13	15-33907 (KRH)	North Fork Coal Corporation	—	—
14	15-33910 (KRH)	Resource Land Company LLC	—	—
15	15-33903 (KRH)	Harlan Reclamation Services LLC	—	—
16	15-33909 (KRH)	Resource Development LLC	—	—
17	15-33929 (KRH)	Rawl Sales & Processing Co.	—	12
18	15-34015 (KRH)	Martin County Coal Corporation	—	49
19	15-33981 (KRH)	Sidney Coal Company, Inc.	—	1,153
20	15-33951 (KRH)	Road Fork Development Company, Inc.	—	17
21	15-33991 (KRH)	Sycamore Fuels, Inc.	—	—
22	15-33987 (KRH)	Long Fork Coal Company	—	10
23	15-34034 (KRH)	New Ridge Mining Company	—	61
24	15-34047 (KRH)	Pilgrim Mining Company, Inc.	—	29
25	15-34028 (KRH)	Crystal Fuels Company	—	—
26	15-33953 (KRH)	Lauren Land Company	—	779
27	15-34046 (KRH)	Peter Cave Mining Company	—	—
28	15-33975 (KRH)	Freeport Resources Company, LLC	—	48
29	15-34030 (KRH)	Cumberland Coal Resources, LP	—	13,916
30	15-33925 (KRH)	Alpha Coal Resources Company, LLC	—	—
31	15-34042 (KRH)	Pennsylvania Land Holdings Company, LLC	—	12
32	15-34043 (KRH)	Pennsylvania Land Resources Holding Company, LLC	—	—
33	15-34020 (KRH)	Pennsylvania Land Resources, LLC	1,852	2,882
34	15-33956 (KRH)	Emerald Coal Resources, LP	—	509
35	15-33964 (KRH)	Rostraver Energy Company	—	—
36	15-34044 (KRH)	Pennsylvania Services Corporation	—	32
37	15-33968 (KRH)	Foundation PA Coal Company, LLC	—	4
38	15-33973 (KRH)	Freeport Mining, LLC	—	—
39	15-33965 (KRH)	Foundation Mining, LLC	—	51
40	15-33955 (KRH)	Alpha PA Coal Terminal, LLC	—	40

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 3

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
41	15-33936 (KRH)	River Processing Corporation	—	—
42	15-33961 (KRH)	Rockspring Development, Inc.	—	129
43	15-33946 (KRH)	Riverton Coal Production Inc.	—	—
44	15-34049 (KRH)	Pioneer Fuel Corporation	—	2,144
45	15-34040 (KRH)	Paynter Branch Mining, Inc.	—	10
46	15-33924 (KRH)	Kingston Mining, Inc.	—	2,075
47	15-33906 (KRH)	Neweagle Industries, Inc.	—	—
48	15-33986 (KRH)	Barbara Holdings Inc.	—	—
49	15-33967 (KRH)	Rum Creek Coal Sales, Inc.	—	327
50	15-33966 (KRH)	Aracoma Coal Company, Inc.	—	1,786
51	15-33978 (KRH)	Bandmill Coal Corporation	—	680
52	15-33996 (KRH)	Highland Mining Company	—	1,283
53	15-33919 (KRH)	Delbarton Mining Company	—	2,386
54	15-33982 (KRH)	Logan County Mine Services, Inc.	—	32
55	15-33990 (KRH)	Barnabus Land Company	—	—
56	15-34016 (KRH)	Brooks Run Mining Company, LLC	—	1,803
57	15-34033 (KRH)	McDowell-Wyoming Coal Company, LLC	—	—
58	15-33992 (KRH)	Herndon Processing Company, LLC	—	2
59	15-33976 (KRH)	Litwar Processing Company, LLC	—	100
60	15-34013 (KRH)	Kepler Processing Company, LLC	—	594
61	15-33943 (KRH)	Riverside Energy Company, LLC	—	157
62	15-33988 (KRH)	Stirrat Coal Company	—	4
63	15-33920 (KRH)	Premium Energy, LLC	—	160
64	15-34022 (KRH)	Brooks Run South Mining, LLC	—	1,905
65	15-34036 (KRH)	Nicewonder Contracting, Inc.	—	—
66	15-34011 (KRH)	Twin Star Mining, Inc.	—	127
67	15-33895 (KRH)	Buchanan Energy Company, LLC	—	—
68	15-33941 (KRH)	Kingwood Mining Company, LLC	—	51
69	15-34041 (KRH)	Peerless Eagle Coal Co.	—	37
70	15-34005 (KRH)	Jacks Branch Coal Company	—	173
71	15-33933 (KRH)	Republic Energy, Inc.	—	4,927
72	15-34021 (KRH)	White Buck Coal Company	—	26
73	15-33985 (KRH)	Green Valley Coal Company	—	67
74	15-33914 (KRH)	Power Mountain Coal Company	—	169
75	15-34010 (KRH)	Kanawha Energy Company	—	128
76	15-33984 (KRH)	Spartan Mining Company	—	4,053
77	15-33911 (KRH)	Alex Energy, Inc.	—	1,313
78	15-33948 (KRH)	Elk Run Coal Company, Inc.	—	666
79	15-34009 (KRH)	Marfork Coal Company, Inc.	—	4,607

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 4

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
80	15-34045 (KRH)	Performance Coal Company	—	83
81	15-33979 (KRH)	Goals Coal Company	—	17
82	15-34008 (KRH)	Black King Mine Development Co.	—	934
83	15-34026 (KRH)	Clear Fork Coal Company	—	2
84	15-34038 (KRH)	Omar Mining Company	—	48
85	15-34002 (KRH)	Independence Coal Company, Inc.	—	628
86	15-34004 (KRH)	Black Castle Mining Company, Inc.	—	4,163
87	15-33969 (KRH)	Laxare, Inc.	—	190
88	15-34012 (KRH)	Boone East Development Co.	—	1,750
89	15-33949 (KRH)	Alpha Wyoming Land Company, LLC	—	40
90	15-34007 (KRH)	Jay Creek Holding, LLC	—	—
91	15-33923 (KRH)	Delta Mine Holding Company	—	—
92	15-34014 (KRH)	Wabash Mine Holding Company	—	72
93	15-33944 (KRH)	Alpha Midwest Holding Company	—	—
94	15-34017 (KRH)	Warrick Holding Company	—	—
95	15-33971 (KRH)	Foundation Royalty Company	—	7
96	15-33926 (KRH)	Alpha Coal Sales Co., LLC	—	21,554
97	15-33901 (KRH)	Appalachia Holding Company	—	791
98	15-33972 (KRH)	Russell Fork Coal Company	—	—
99	15-33896 (KRH)	Alpha Natural Resources, Inc.	63	1
100	15-33921 (KRH)	Alpha Appalachia Services, Inc.	—	12
101	15-33902 (KRH)	Black Mountain Cumberland Resources, Inc.	—	—
102	15-33900 (KRH)	Appalachia Coal Sales Company, Inc.	—	—
103	15-33974 (KRH)	Shannon-Pocahontas Coal Corporation	—	—
104	15-34025 (KRH)	Wyomac Coal Company, Inc.	—	—
105	15-34000 (KRH)	Big Bear Mining Company	—	102
106	15-33999 (KRH)	Hopkins Creek Coal Company	—	—
107	15-33995 (KRH)	T. C. H. Coal Co.	—	—
108	15-34006 (KRH)	Trace Creek Coal Company	—	—
109	15-33912 (KRH)	Dehue Coal Company	—	—
110	15-33947 (KRH)	Alpha Natural Resources, LLC	185,944	1,111
111	15-33954 (KRH)	AMFIRE, LLC	—	—
112	15-33938 (KRH)	DRIH Corporation	—	—
113	15-33958 (KRH)	AMFIRE Holdings, LLC	—	—
114	15-34023 (KRH)	Williams Mountain Coal Company	—	—
115	15-34001 (KRH)	Thunder Mining Company II, Inc.	—	—
116	15-33917 (KRH)	Alpha Appalachia Holdings, Inc.	—	4
117	15-33952 (KRH)	Alpha Natural Resources Services, LLC	—	81,792
118	15-34029 (KRH)	Maxxim Shared Services, LLC	—	7,374

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 5

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
119	15-33913 (KRH)	Alpha American Coal Company, LLC	—	—
120	15-33915 (KRH)	Alpha American Coal Holding, LLC	—	—
121	15-33950 (KRH)	Alpha Natural Resources International, LLC	—	—
122	15-33937 (KRH)	Alpha India, LLC	—	—
123	15-33898 (KRH)	Alpha European Sales, Inc.	—	—
124	15-33977 (KRH)	Shannon-Pocahontas Mining Company	—	—
125	15-33994 (KRH)	Lynn Branch Coal Company, Inc.	—	—
126	15-33942 (KRH)	Duchess Coal Company	—	—
127	15-34019 (KRH)	West Kentucky Energy Company	—	—
128	15-33989 (KRH)	Greyeagle Coal Company	—	—
129	15-33957 (KRH)	Robinson-Phillips Coal Company	—	—
130	15-33945 (KRH)	Eagle Energy, Inc.	—	48
131	15-33983 (KRH)	Bandytown Coal Company	—	—
132	15-33993 (KRH)	Belfry Coal Corporation	—	4
133	15-34050 (KRH)	Plateau Mining Corporation	—	14
134	15-34024 (KRH)	Castle Gate Holding Company	—	—
135	15-34003 (KRH)	Maple Meadow Mining Company	—	—
136	15-33997 (KRH)	Tennessee Consolidated Coal Company	—	40
137	15-34027 (KRH)	Maxxim Rebuild Co., LLC	—	689
138	15-33928 (KRH)	DFDSTE Corp.	—	—
139	15-34035 (KRH)	New River Energy Corporation	—	62
140	15-34018 (KRH)	Coal Gas Recovery II, LLC	304	281
141	15-33940 (KRH)	Alpha Terminal Company, LLC	—	—
142	15-33959 (KRH)	Alpha Shipping and Chartering, LLC	—	—
143	15-33931 (KRH)	Alpha Coal West, Inc.	—	9,531
144	15-33916 (KRH)	Alpha Sub Eight, LLC	—	—
145	15-33918 (KRH)	Alpha Sub Eleven, Inc.	—	—
146	15-33922 (KRH)	Alpha Sub Nine, LLC	—	—
147	15-33927 (KRH)	Alpha Sub One, LLC	—	—
148	15-33930 (KRH)	Alpha Sub Ten, Inc.	—	—
149	15-33934 (KRH)	Alpha Sub Two, LLC	—	—

	Total Debtors (3)		$188,163	$194,094

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 6

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
1	Alpha Natural Resources, LLC	Bank of America, N.A.	Main Concentration Account	8595	$41,346
2	Alpha Natural Resources, LLC	Branch Banking and Trust Company	Concentration Account	0601	$54
3	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Segregated Concentration Account	8377	$324,940
4	Alpha Natural Resources, LLC	Bank of America, N.A.	ZBA Lockbox Account	8603	$—
5	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	3314	$—
6	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	8967	$—
7	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Payroll Account	7851	$—
8	Bandmill Coal Corporation	Bank of America, N.A.	ZBA Payroll Account	0891	$—
9	Cumberland Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7899	$—
10	Dickenson-Russel Coal Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7912	$—
11	Emerald Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7931	$—
12	Goals Coal Company	Bank of America, N.A.	ZBA Payroll Account	0896	$—
13	Litwar Processing Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7979	$—
14	Power Mountain Coal Company	Bank of America, N.A.	ZBA Payroll Account	0919	$—
15	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Master Disbursement Account	9502	$—
16	Maxxim Rebuild Co., LLC	Branch Banking and Trust Company	Maxxim Operating Account	2706	$316
17	Foundation PA Coal Company, LLC	Bank of America, N.A.	Rice Proceeds Account	7254	$68,707
18	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9311	$—
19	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9316	$—
20	Alpha India, LLC	Bank of America, N.A.	Operating Account	5585	$—
21	New River Energy Corporation	First Community Bank	Operating Account	6945	$52
22	Pennsylvania Land Resources, LLC	Wells Fargo	Operating Account	7130	$1,117
23	Coal Gas Recovery II, LLC	Wells Fargo	Operating Account	7155	$109
24	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1501T	$6
25	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1560W	$—
26	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1561Q	$—
27	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3914	$10
28	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3949	$15
29	Alpha Appalachia Services, Inc.	United Bank	Petty Cash Account	1965	$4
30	Alpha Coal West, Inc.	First National Bank	Petty Cash Account	1657	$8
31	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Payroll Petty Cash Account	5234	$94
32	Logan County Mine Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3930	$14
33	Brooks Run Mining Company, LLC	JP Morgan Chase	Petty Cash Account	3496	$4
34	Brooks Run Mining Company, LLC	First Community	Petty Cash Account	2576	$10
35	Marfork Coal Company, Inc.	Branch Banking and Trust Company	Petty Cash Account	3957	$14
36	Cumberland Coal Resources, LP	First Federal	Petty Cash Account	3816	$5
37	Lauren Land Company	Branch Banking and Trust Company	Petty Cash Account	3841	$12

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 7

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
38	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3922	$15
39	Kingston Mining, Inc.	Branch Banking and Trust Company	Petty Cash Account	1972	$2
40	Kingwood Mining Company, LLC	ClearMountain Bank	Petty Cash Account	7670	$—
41	Maxxim Shared Services, LLC	Branch Banking and Trust Company	Petty Cash Account	6712	$2
42	Alpha Natural Resources Services, LLC	Global Cash Card	Payroll Petty Cash Account	6652	$128
43	Alpha Natural Resources, LLC	Bank of America, N.A.	Segregated Restricted Cash Account	8084	$10,218
44	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5456	$48,100
45	Alpha Natural Resources, Inc. (5)	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5432	$15,324
46	Alpha Natural Resources, Inc. (5)	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5459	$123,447
47	Alpha Natural Resources, Inc.	United Bank, Inc.	Other Account (letters of credit collateral)	1542	$5,238
48	Alpha Natural Resources, Inc.	Bank of America, N.A.	Money Market Account (inactive)	0A10	$—
49	Alpha Natural Resources, Inc.	Bank of America, N.A.	Investment Account (inactive)	8906	$—
50	Foundation PA Coal Company, LLC	Barclays	Corporate Equity Securities (Rice Shares)	N/A	$33,413
51	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0388	$36
52	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0379	$428
53	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0387	$7,939
54	Alpha Appalachia Holdings Company	Bank of America, N.A.	Rabbi Trust	0378	$701
55	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - BAML	2600	$130,963
56	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Morgan Stanley	2602	$75,380
57	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Deutsche	2605	$75,710
58	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - PNC	2606	$95,410
59	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Sterling	2607	$75,656

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 8

PAYMENTS TO INSIDERS (6)
(amounts in thousands)

Name	Title / Capacity	Type of Payment	Amount Paid in Current Period	Total Paid to Date Postpetition
E. Linn Draper, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	$—	$196
William J. Crowley, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	—	173
Deborah M. Fretz	Director	Quarterly Director Fees & Expense Reimbursement	—	201
L. Patrick Hassey	Director	Quarterly Director Fees & Expense Reimbursement	—	200
P. Michael Giftos	Director	Quarterly Director Fees & Expense Reimbursement	—	198
Joel Richards, III	Director	Quarterly Director Fees & Expense Reimbursement	—	233
Various Employees	Various	Wages & Other Payroll Earnings, Allowances and Considerations	799	9,023
Various Employees	Various	Expense Reimbursements	8	142

Total Payments To Insiders			$807	$10,366

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 9

PAYMENTS TO PROFESSIONALS
(amounts in thousands)

Name	Role / Capacity	Amount Paid in Current Period	Total Paid to Date Postpetition	Total Accrued & Unpaid (7)
Jones Day	Debtors' Counsel	$575	$8,387	$7,871
Hunton & Williams LLP	Debtors' Local Counsel	153	882	518
Jackson Kelly PLLC	Debtors' Special Counsel	348	1,467	2,269
Quinn Emanuel Urquhart & Sullivan, LLP	Debtors' Special Counsel	2	87	—
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Special Counsel	478	1,286	459
Rothschild Inc.	Debtors' Investment Banker	209	3,380	532
Alvarez & Marsal North America, LLC	Debtors' Financial Advisor	340	4,997	915
McKinsey Recovery & Transformation Services, US, LLC	Debtors' Turnaround Advisor	4,106	13,695	3,661
Kurtzman Carson Consultants, LLC	Debtors' Notice, Claims, and Solicitation Agent	342	2,250	824
Davis Polk & Wardwell LLP	First Lien Lender Counsel	1,023	8,844	930
McGuire Woods LLP	First Lien Lender Local Counsel	196	1,000	398
Stroock & Stroock & Lavan LLP	First Lien Lender Special Counsel	—	371	163
Ducera Partners LLC	First Lien Lender Investment Bankers	184	1,645	182
John T. Boyd	First Lien Coal Consultant	97	97	—
Kirkland & Ellis LLP	Second Lien Lender Counsel	27	1,346	25
Kutak Rock LLP	Second Lien Lender Local Counsel	26	211	51
Houlihan Lokey, Inc.	Second Lien Lender Investment Bankers	150	1,584	300
Milbank Tweed Hadley & McCloy LLP	UCC's Counsel	—	4,788	6,221
Sands Anderson PC	UCC's Local Counsel	—	538	549
Jefferies Group LLC	UCC's Investment Banker	133	938	363
Protiviti Inc.	UCC's Financial Advisor	—	1,754	2,797
Blackacre LLC	UCC's Coal Consultant	—	161	187
Prime Clerk, LLC	UCC's Information Agent	2	31	50
KPMG LLP	Debtors' Auditor	181	1,153	319
Deloitte Tax LLP	Debtors’ Tax Advisor	66	900	1,164
Ernst & Young LLP	Debtors’ Accounting/Tax/Valuation Advisor	—	154	1,394
Office of the United States' Trustee	Trustee	—	1,900	431
Innovative Compensation and Benefits Concepts	UCC's Compensation Consultant	—	5	—
Harman Clator & Wellman	REC's Special Counsel	51	275	258
Zolfo Cooper LLC	REC's Financial Advisor	—	412	749
Tavenner and Beran PLC	REC's Counsel	78	262	244

Total Payments To Professionals (8)		$8,767	$64,800	$33,824

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 10

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS (9)
(amounts in thousands)

Principal	Beginning Balance	Advances	Repayments	Ending Balance (10)
DIP Term Loan	$300,000	$—	$—	$300,000
1st Lien Revolver	445,000	—	—	445,000
1st Lien Term Loan	610,938	—	—	610,938
Letter of Credit Borrowing	3,624	—	—	3,624
Aircraft Adequate Protection (11)	4,981	—	(57)	4,924
Equipment Adequate Protection (11)	2,838	—	(137)	2,701

Total	$1,367,381	$—	$(194)	$1,367,187

Accrued Interest/Fees	Beginning Balance	Interest and Fees Incurred	Payments	Ending Balance
DIP Term Loan	$3,312	$2,612	$(90)	$5,834
1st Lien Revolver	2,952	3,000	(6)	5,946
1st Lien Term Loan	1,782	1,841	—	3,623
Letter of Credit Borrowing	20	20	—	40
Equipment Adequate Protection (11)	—	11	(11)	—

Total	$8,066	$7,484	$(107)	$15,443

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 11

DEBTOR QUESTIONNAIRE
(amounts in thousands)

	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?	X (12)
Have any funds been disbursed from any account other than a debtor in possession account?		X
Are any postpetition receivables (accounts, notes, or loans) due from related parties?	X (13)
Have any payments been made on pre-petition liabilities this reporting period?	X (14)
Have any postpetition loans been received by the Debtor from any party?		X
Are any postpetition payroll taxes past due?		X
Are any postpetition State or Federal income taxes past due?		X
Are any postpetition real estate taxes past due?	X (15)
Are any other postpetition taxes past due?	X (15)
Are any amounts owed to postpetition creditors delinquent?	X (16)
Have any pre-petition taxes been paid during this reporting period?	X (14) (17)
Are any wage payments past due?		X
Are workers compensation, general liability or other necessary insurance coverages in effect?	X (18)
Are all premium payments paid current?	X (18)

Please itemize policies below	X (18)

Insurance Installment Payments
Type of Policy	Carrier	Period Covered	Payment Amount & Frequency (19)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 12

Appendix A

(Remainder of Page Intentionally Blank)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 13

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (20)
(amounts in thousands)
May 31, 2016 (21)
Assets
Current assets
Cash and cash equivalents	$714,997
Trade accounts receivable, net	156,511
Inventories, net	141,724
Short-term investments	209,055
Short-term restricted cash	12,628
Prepaid expenses and other current assets	83,153
Total current assets	1,318,068

Property, plant and equipment, net	2,856,593
Other acquired intangibles, net	16,777
Long-term restricted cash	192,108
Other non-current assets	81,397
Total assets	$4,464,943

Liabilities and Stockholders' Equity (Deficit)

Liabilities not subject to compromise
Current liabilities
Current portion of long-term debt	$1,340,695
Trade accounts payable	120,363
Accrued expenses and other current liabilities	414,092
Total current liabilities	1,875,150

Long-term debt	23,142
Pension and postretirement medical benefit obligations	191,692
Asset retirement obligations	506,820
Deferred income taxes	13,379
Other non-current liabilities	384,309
Total liabilities not subject to compromise	2,994,492
Liabilities subject to compromise	4,542,624
Total liabilities	7,537,116

Stockholders' Equity (Deficit)
Preferred stock - par value $0.01	—
Common stock - par value $0.01	2,351
Additional paid-in capital	8,218,428
Accumulated other comprehensive loss	(266,454)
Treasury stock, at cost	(273,620)
Accumulated deficit	(10,752,878)
Total stockholders' equity (deficit)	(3,072,173)
Total liabilities and stockholders' equity (deficit)	$4,464,943

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 14

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE MONTH AND FIVE MONTHS ENDED MAY 31, 2016 (20)
(amounts in thousands)
	MTD	YTD (21)
Revenues
Coal revenues	$157,345	$752,653
Freight and handling revenues	22,481	101,812
Other revenues	2,721	16,928
Total revenues	182,547	871,393

Costs and expenses
Cost of coal sales (exclusive of items shown separately below)	159,291	810,226
Freight and handling costs	22,481	101,812
Other expenses	1,600	9,305
Depreciation, depletion and amortization	22,316	109,156
Amortization of acquired intangibles, net	(492)	(2,086)
Selling, general and administrative expenses (exclusive of depreciation, depletion and amortization shown separately above)	8,011	38,199
Asset impairment and restructuring	4,698	17,855
Total costs and expenses	217,905	1,084,467

Loss from operations	(35,358)	(213,074)

Other income (expense)
Interest expense	(11,990)	(59,516)
Interest income	208	1,023
Gain on sale of marketable equity investments	—	3,530
Miscellaneous income, net	17	529
Total other income, net	(11,765)	(54,434)

Loss before reorganization items and income taxes	(47,123)	(267,508)

Reorganization items, net	(9,898)	(38,594)

Loss before income taxes	(57,021)	(306,102)

Income tax expense	—	(15)

Net loss	$(57,021)	$(306,117)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 15

SUMMARIZED AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE MONTH AND FIVE MONTHS ENDED MAY 31, 2016 (20)
(amounts in thousands)
	MTD	YTD (21)

Net cash used in operating activities	$(5,121)	$(66,318)

Investing activities:
Capital expenditures	(10,308)	(59,932)
Purchases of investments	(22,621)	(238,660)
Sales of investments	209,240	464,642
Deposit of restricted cash	(15,500)	(139,679)
Receipts from deposit of restricted cash	12	84,991
Proceeds and deposits from sale of property, plant and equipment	10,033	11,756
Other, net	348	578
Net cash provided by investing activities	171,204	123,696

Financing activities:
Proceeds from borrowings on long-term debt	—	3,624
Principal repayments of capital lease obligations	(516)	(3,565)
Debt issuance and modification costs	—	(278)
Other, net	(57)	(286)
Net cash used in financing activities	(573)	(505)

Net increase in cash and cash equivalents	165,510	56,873
Cash and cash equivalents at beginning of period	549,487	658,124
Cash and cash equivalents at end of period	$714,997	$714,997

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 16

ACCOUNTS RECEIVABLE AGING (20)
(amounts in thousands)

Accounts Receivable	Amount
0-30 Days	$147,709
31-60 Days	105
61-90 Days	2,565
91+ Days	11,325
Other Non-Trade & Misc. Receivables	3,854
Accounts Receivable (Gross)	$165,558
Reserve for Bad Debt	(9,047)
Amount Considered Uncollectible	—
Accounts Receivable (Net) (22)	$156,511

AGING OF POSTPETITION TAXES & PAYABLES (20)
(amounts in thousands)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$4,718	$—	$—	$—	$4,718
State and Local	63,535	599	—	263	64,397
Other	—	—	—	—	—
Total Taxes Payable (23)	$68,253	$599	$—	$263	$69,115

Accounts Payable (24)	$52,132	$1,964	$815	$724	$55,635

Total	$120,385	$2,563	$815	$987	$124,750

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 17

STATUS OF POSTPETITION TAXES (19)
(amounts in thousands)

Federal	Beginning Tax (21)	Amount Withheld and/or Accrued	Amount (Paid) Received	Ending Tax
Withholding	$2,847	$4,499	$(7,345)	$1
FICA-Employee	2,029	2,575	(3,823)	$781
FICA-Employer	1,989	2,571	(3,818)	$742
Unemployment	6	2	—	$8
Excise	903	2,781	(2,356)	$1,328
Income	—	—	—	$—
Other (Office of Surface Mining)	836	1,022	—	$1,858
Total Federal Taxes	$8,610	$13,450	$(17,342)	$4,718

State and Local
Withholding	$1,383	$1,498	$(1,879)	$1,002
Sales / Use	89	181	(241)	$29
Mineral Severance	4,392	6,313	(4,149)	$6,556
Unemployment	326	26	(197)	$155
Real Property	29,850	1,203	(359)	$30,694
Personal Property	8,505	1,819	(11)	$10,313
Income/Franchise	305	52	(179)	$178
Explosive Tax	15	14	—	$29
Other Tax Payable	(2)	1	—	$(1)
Sales Tax Collected	11	—	(7)	$4
Other (Production Taxes)	14,163	2,352	(1,077)	$15,438
Total State and Local	$59,037	$13,459	$(8,099)	$64,397

Total Taxes (22)	$67,647	$26,909	$(25,441)	$69,115

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 18

NOTES

(1)
On August 3, 2015 (the "Petition Date"), Alpha Natural Resources, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors") commenced their chapter 11 cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the "Bankruptcy Court").

This Monthly Operating Report and the condensed consolidated financial statements included herein have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the lenders under the Debtors' postpetition financing facility, as amended (the "DIP Facility"), and are in a format that the Debtors believe is acceptable to the Office of the United States Trustee for Region Four (the "U.S. Trustee"). The Monthly Operating Report is limited in scope and covers a limited time period. The schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors generally produce their financial reporting on a consolidated basis, it is possible that not all assets, liabilities, cash receipts and disbursements have been recorded at the correct legal entity of either the Debtors or non-Debtor affiliates.

In addition, the assets, liabilities and results of operations of several non‑Debtor affiliates of the Debtors (Alpha Coal India Private Limited, Alpha Coal Sales International Limited, ANR Second Receivables Funding, LLC and Gray Hawk Insurance Company) are included in the Debtors' condensed consolidated financial statements. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited and subject to further review and potential adjustments, and may not have been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, tax provision, asset impairment testing and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, this Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP, and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations.

Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise may include estimated or liquidated amounts for certain obligations arising prior to the Petition Date, including, among others, (a) debt-related obligations, (b) employee or retiree benefit-related obligations, (c) contractual obligations and (d) litigation and other contingent claims. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis is completed and decisions made.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

(2)
The Debtors are authorized to continue using their centralized cash management system pursuant to the Final Order, Pursuant to Sections 345, 363(c)(1), 503(b)(1) and 553 of the Bankruptcy Code and Bankruptcy Rules 6003(b) and 6004(h): (A) Approving the Continued Use of the Debtors' Cash Management System, Bank Accounts and Business Forms; (B) Granting a Waiver of the Requirements of Section 345(b) and Certain of the U.S. Trustee's Operating Guidelines; (C) Permitting Continued Intercompany Transactions; (D) Preserving and Permitting the Exercise of Intercompany Setoff Rights; and (E) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts (Docket No. 683) (the "Cash Management Order"). Disbursement

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 19

activity is reported on behalf of the Debtor entity that incurred the corresponding obligation.

(3)
Represents receipts and disbursements (excluding certain intercompany cash management activity by and among accounts of the Debtors and their non-Debtor affiliates) on a book basis for the period from May 1, 2016 through May 31, 2016. Receipts and disbursements exclude the Debtors' investing activities (e.g., purchases and sales of securities and investment income).

(4)
Represents ending bank balance as of May 31, 2016. As part of the Debtors' monthly close process, all bank accounts, which the Debtors are authorized to maintain pursuant to the Cash Management Order, are reconciled to the applicable bank statements. The bank accounts include cash accounts, managed security accounts, restricted cash and securities accounts, which are reflected on the balance sheet as cash and cash equivalents, short-term investments, long-term investments, and long-term restricted cash.

(5)	Ending balance includes amounts held in an overnight sweep account.

(6)
The Debtors have included net employee compensation and expense reimbursement amounts for this schedule.  For purposes of this Monthly Operating Report, the Debtors have defined "insiders" as: (a) Kevin S. Crutchfield; (b) Gary W. Banbury; (c) Philip J. Cavatoni; (d) Andy Eidson (e) V. Keith Hainer; (f) Alan W. Jones Jr.; (g) Mark M. Manno; (h) Brian D. Sullivan; (i) Richard H. Verheij; (j) Bruce A. Hartshorn; (k) the members of each of the boards of directors or boards of managers of the Debtors and their non-Debtor affiliates, as applicable; (l) any individuals holding the title of (i) president or (ii) general manager of any of the Debtors or their non-Debtor affiliates; and (m) all relatives of the foregoing parties who have been disclosed pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Section 16 Relatives"). The Debtors do not maintain records of family relationships other than with respect to the Section 16 Relatives. Mr. Sullivan, Mr. Verheij, and Mr. Cavatoni left the Debtors' employment as of August 28, 2015, December 21, 2015, and March 23, 2016, respectively. Any payments Mr. Sullivan, Mr. Verheij, or Mr. Cavatoni received following their departure have been excluded from this schedule. Mr. Eidson was promoted to the role of Chief Financial Officer of the Debtors as of March 23, 2016. Any payments Mr. Eidson received following this date have been included in this schedule.

The parties identified as "insiders" have been included for informational purposes only. The inclusion of a party as an "insider" herein is not an acknowledgment or concession that such party is an insider under applicable bankruptcy law.

(7)
Amounts include estimated incurred and uninvoiced amounts, which are based on assumptions and available information believed to be reasonable at the time. Actual results however could differ from these estimates.

(8)	Includes fees related to the DIP Facility.

(9)	Amounts disclosed exclude interest and fees incurred and any payments related to the termination of the accounts receivable securitization facility.

(10)	Disclosed amounts represent principal and do not include any related debt discounts.

(11)
On November 19, 2015, the Bankruptcy Court entered the Order Providing Adequate Protection to Citizens Asset Finance, Inc. (Docket No. 969) pursuant to which the Debtors are required to make monthly payments in the amount of $57,209.06, among other things, as adequate protection of the interests of Citizens Asset Finance, Inc. in certain collateral, including an aircraft.

On February 17, 2016, the Bankruptcy Court entered the Order Providing Adequate Protection to PNC Equipment Finance, LLC (Docket No. 1545) pursuant to which the Debtors are required, among other things, to make monthly payments in the amount of $147,842.32 as adequate protection of the interests of PNC Equipment Finance, LLC in certain collateral.

(12)	During the period from May 1, 2016 to May 31, 2016, Debtor Alpha Natural Resources, LLC sold its ownership in

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 20

Green Source Holdings LLC pursuant to the Order Establishing Procedures for the Sale, Transfer or Abandonment of Miscellaneous and De Minimis Assets and Granting Certain Related Relief (Docket No. 466). In consideration for the sale, the Debtors received approximately $360,000 in cash.

Also during the period from May 1, 2016 to May 31, 2016, Debtor Boone East Development Company sold land pursuant to the Order Establishing Procedures for the Sale, Transfer or Abandonment of Miscellaneous and De Minimis Assets and Granting Certain Related Relief (Docket No. 466). In consideration for the sale, the Debtors received approximately $5,000 in cash.

(13)	Intercompany receivables are created in the normal course among the Debtors and their non-Debtor affiliates as a result of their use of a centralized cash management system.

(14)
Certain payments have been made on prepetition obligations, including certain (a) employee‑related obligations; (b) customer obligations; (c) sales & use, franchise, and other taxes and fees; and (d) obligations to trade creditors, in accordance with certain "first‑day" relief granted by the Bankruptcy Court.

(15)	Due to administrative issues, certain payments have been temporarily delayed.

(16)	Due to administrative issues and the process of reconciling claims, certain payments may periodically be delayed.

(17)
Pursuant to the Final Order, Pursuant to Sections 105(a),363(b),507(a) and 541 of the Bankruptcy Code, Authorizing the Debtors and Debtors in Possession to Pay Certain Prepetition Taxes (Docket No. 354), the Debtors are authorized to make payments on certain prepetition taxes.

(18)
Pursuant to the Final Order Authorizing the Debtors to: (A) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements; and (B) Honor all Obligations in Respect Thereof (Docket No. 353), the Debtors are authorized to maintain their insurance programs and pay related obligations without interruption and in accordance with the same practices and procedures as were in effect prior to the Petition Date. The Debtors' insurance policies are identified in Exhibit C to the Motion of Debtors for Interim and Final Orders Authorizing the Debtors to (I) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements and (II) Honor All Obligations in Respect Thereof (Docket No. 15) (the "Insurance Motion").

(19)	Further information regarding the Debtors' insurance programs is provided in the Insurance Motion.

(20)	Represents consolidated balances of both Debtor and non-Debtor entities.

(21)	Amounts include prior period adjustments.

(22)	Represents accounts receivable (net) inclusive of accruals for bad debt, amounts considered uncollectible and other receivables. Represents ending balance as of May 31, 2016.

(23)	Disclosed amounts exclude foreign taxes.

(24)	Reflects postpetition trade-related payables (excluding payables related to goods and services received, but not yet invoiced, and other miscellaneous accruals during the reporting period).

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 21